CMA Government Securities Fund

Supplement Dated November 5, 2008 to
Prospectus Dated July 25, 2008

        The first sentence of the third paragraph under the subsection titled, “What are the Government Fund’s main investment strategies?” found on page 6 is hereby amended as follows to correct the name of the master fund.

        The Government Fund is a “feeder” fund that invests all of its assets in a “master” fund, Master Government Securities LLC (the “Government LLC”), that has the same investment objectives and strategies as the Government Fund.

CODE #10117-0708SUP